UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2015

VAALCO Energy, Inc.

(Exact name of registrant as specified in is charter)

Delaware	1-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700

Houston, Texas 77042

(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:

(713) 623-0801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The description of the form of Consulting Agreement described under Item 5.02 (and as defined therein) is incorporated in this Item 1.01 by reference. A copy of the form of Consulting Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2015, W. Russell Scheirman, VAALCO Energy, Inc.’s (the “Company”) President and Chief Operating Officer and a member of the Company’s Board of Directors (the “Board”), gave notice to the Company of his retirement, effective immediately following the Company’s 2015 Annual Meeting of Stockholders on June 3, 2015. In addition, Mr. Scheirman will not stand for re-election as a director as the 2015 Annual Meeting of Stockholders and will retire as a member of the Board immediately following the meeting.

In connection with his retirement, Mr. Scheirman and the Company plan to enter into an agreement (the “Consulting Agreement”) pursuant to which Mr. Scheirman will provide consulting services to the Company following his retirement and continuing until December 31, 2015. Mr. Scheirman will receive $8,000 per month for any month in which he provides consulting services, $3,000 per day for any day in which he is required to travel away from Houston, Texas in providing the consulting services and reimbursement of his expenses incurred under the agreement. The Company will also reimburse Mr. Scheirman for COBRA premiums under the Company’s health insurance plan during the term of the agreement. The Consulting Agreement contains releases of claims, indemnification and other provisions customary in consulting agreements for retiring executive officers.

The option awards previously made to Mr. Scheirman under the Company’s long term incentive plans will be amended so that they will expire, unless exercised, on December 31, 2015. Any unvested awards previously made under the Company’s long term incentive plans will be forfeited upon Mr. Scheirman’s retirement.

The foregoing description of the Consulting Agreement is not complete and is qualified by reference to the Form of Consulting Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1	Form of Consulting Agreement between the Company and W. Russell Scheirman.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO ENERGY, INC.

Dated: April 16, 2015	By:	/s/ Eric J. Christ
Eric J. Christ
Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description

10.1	Form of Consulting Agreement between the Company and W. Russell Scheirman.